UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2018

BIONOVATE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-188152	33-1229553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rothschild Blvd 22, Tel Aviv-Yafo, Israel	6688218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (208) 231-1606

3651 Lindell Road, Suite D1141, Las Vegas, NV 89103
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective January 11, 2018, we entered into a Patent Purchase and License Agreement with Lily Innovation Advisors Ltd. wherein we agreed to purchase the rights to U.S. Patent No. 7,963,959 "Automated Cryogenic Skin Treatment" (the "Lily Patent").  We paid $10,000 as consideration for the Lily Patent, and agreed to pay royalties of one percent (1%) of the (a) net sales of all products that are derived from the invention covered under the Lily Patent and sold by our company or any licensees or transferees and (b) licensing fees, royalties or similar payments in respect of the Lily Patent received by any such entity, such royalties to be paid quarterly in January, April, July and October for all sales incurred in the previous calendar quarter.

The assignment of the Lily Patent was registered with the United States Patent and Trademark Office on January 31, 2018.

The foregoing description of the Patent Purchase and License Agreement is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified by its entirety by reference to the full text of the Patent Purchase and License Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Effective February 19, 2018, we entered into a Patent Purchase and License Agreement with Ramot at Tel-Aviv University Ltd. wherein we agreed to purchase the rights to U.S. Patent No. 6,858,007 "Method and system for automatic classification and quantitative evaluation of adnexal masses based on a cross-sectional or projectional images of the adnexs" (the "Ramot Patent").  We paid $10,000 as consideration for the Ramot Patent and agreed to pay royalties of one percent (1%) of the net sales of all products  sold by our company that are derived from the invention covered by the Ramot Patent, such royalties to be paid quarterly in January, April, July and October from sales incurred in the previous calendar quarter.

The assignment of the Ramot Patent was registered with the United States Patent and Trademark Office on March 5, 2018.

The foregoing description of the Patent Purchase and License Agreement is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified by its entirety by reference to the full text of the Patent Purchase and License Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

10.1	Patent Purchase and License Agreement between our company and Lily Innovation Advisors Inc.
10.2	Patent Purchase and License Agreement between our company and Ramot at Tel-Aviv University Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONOVATE TECHNOLOGIES CORP.

Date April 11, 2019	By:	/s/ Liao Zu Guo
Liao Zu Guo
Chief Executive Officer

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